UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2012

Annual

Repor t

Legg Mason

Global Currents

International Small Cap

Opportunity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Global Currents International Small Cap Opportunity Fund

Fund objective

The Fund seeks long-term growth of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Global Currents International Small Cap Opportunity Fund for the twelve-month reporting period ended September 30, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 26, 2012

Legg Mason Global Currents International Small Cap Opportunity Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended September 30, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 4.1% in the third and fourth quarters of 2011, respectively. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. Moderating growth was partially due to weaker consumer spending, which rose only 1.5% in the second quarter, versus 2.4% during the first three months of the year. According to the Commerce Department’s initial estimate, GDP growth then moved to 2.0% in the third quarter. The uptick was partially due to an increase in consumer spending, which rose 2.0% in the third quarter.

The job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. While existing-home sales declined 1.7% on a seasonally adjusted basis in September 2012 versus the previous month, they were 11% higher than in September 2011. In addition, the NAR reported that the median existing-home price for all housing types was $183,900 in September 2012, up 11.3% from September 2011. This marked the seventh consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.3% in September, which represents a 5.9-month supply at the current sales pace. The inventory has declined 20% compared to September 2011.

While the manufacturing sector overcame a soft patch that occurred in the summer of 2011, it again weakened toward the end of the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011 the manufacturing sector expanded at its weakest pace in two years, with a reading of 50.6 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI was then somewhat choppy over the next eight months, but rose as high as 54.8 in April 2012. The PMI then fell to 49.7 in June, which represented the first contraction in the manufacturing sector since July 2009. Manufacturing continued to contract in July and August before ticking up to 51.5 in September.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and, in some cases, fell back into a recession. In its October 2012 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Risks for a serious global slowdown are alarmingly high.” The IMF now projects that global growth will fall from 3.8% in 2011 to 3.3% in 2012. From a regional perspective, the IMF now anticipates 2012 growth will be -0.4% in the

IV	Legg Mason Global Currents International Small Cap Opportunity Fund

Investment commentary (cont’d)

Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that emerging market growth will fall from approximately 6.2% in 2011 to 5.3% in 2012.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low at the time. In July 2012, the ECB then cut rates to 0.75%, a record low. Finally, in September the ECB introduced its Outright Monetary Transactions program (“OMT”). With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its durationv by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 26, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Legg Mason Global Currents International Small Cap Opportunity Fund	V
[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies or other investments with similar economic characteristics. The Fund will invest substantially all its assets outside the United States. The Fund may also invest in equity securities of medium- and large-capitalization issuers. The Fund may invest in securities of foreign companies either directly or through depositary receipts representing an interest in those securities. The Fund may invest in securities denominated in foreign currencies. We employ a quantitative screening process to identify stocks believed to be undervalued and a fundamental analysis process to highlight stocks that we believe will appreciate in the long term. Under normal circumstances, the Fund may invest up to 20% of the value of its net assets in debt securities of U.S. and foreign corporate and governmental issuers. The Fund may invest in all types of debt securities of any maturity or credit quality.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended September 30, 2012, equity markets generated significant gains across varied investment styles, market capitalization and geography as massive stimulus from central banks and constructive policymaker actions in Europe and other areas of the globe mitigated concerns from investors about lackluster growth in the global economy.

Equity markets delivered positive performance over the past twelve months despite a slow growth economic picture and political and social strife in many countries. Despite the absence of a traditional clearing process for equities, many stock markets have risen due to the extraordinary monetary stimulus that has been applied to global capital markets. The environment has also been characterized by record high profit margins for many industries, higher prices, and elevated expectations. For equities, despite the number of interesting opportunities available in what can best be described as a ‘nuanced’ marketplace, the probability of value traps rose — especially for financials and cyclical stocks in general.

During the reporting period, the slow economic growth environment caused competition to increase across many industry segments, reflecting a phenomenon where there was not enough growth to go around, too much capacity, and less flexibility with pricing. Accordingly, in this constrained environment, companies began to be more limited in terms of adjusting prices for key products and market share – allowing stronger competitors to take advantage of weaker industry participants. Despite the challenges, the investment team focused on developing numerous value opportunities in a risk-on, risk-off environment where style factors were often unclear and the future uncertain. The international small capitalization market, as measured by the MSCI EAFE Small Cap Indexi, posted a gain of 12.56% during the twelve months ended September 30, 2012.

Q. How did we respond to these changing market conditions?

A. In the face of a volatile investing environment — our team’s focus was to build a diversified portfolio of resilient companies with solid cash flows trading at attractive valuations based upon conservative levels of profits. Regardless of the investment climate, the investment team is centered on a valuations-focused investment process for portfolio construction, while seeking to capture long term returns for the Fund.

2	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Fund overview (cont’d)

During the reporting period, the Fund benefited through investments in such areas as Financials and Materials and through exposure to companies in Europe and Japan. Fears of a global economic slowdown coupled with China’s challenges and Europe essentially in a holding pattern provided the impetus for the investment team to seek more opportunities in Europe, non-Japan Asia, and China. As the reporting season drew to a close, the investment team initiated more focus on cyclical areas of the markets including Financials and Consumer Discretionary stocks. The investment team’s all-cap approach allowed for significant exposure to both small-cap and mid-cap companies that generally had advantages related to their ability to navigate the general weakness in the economy by operating efficiently in their specific market niches. Further, as we moved through the reporting period, we believe that the potential for active management and bottom-up stock picking improved over time as the impact of policy and macroeconomic actions played out.

More recently, our view of equities shifted positively and accordingly, the investment team applied a balanced approach to portfolio construction that included investing in high-quality, resilient companies combined with deeper value stocks that had become available at very attractive valuations. The quality opportunities generally can be found in resilient companies with excellent free cash flow and consistent dividend streams that have solid market shares and leading franchises capable of competing in difficult market environments. The deep value opportunities generally can be found in Cyclicals, Industrials and Materials with a bias to quality and an emphasis on a margin of safety. Earnings forecasts during the reporting period continued to decline despite elevated expectations for profits that look questionable in a slow growth economy and difficult business environment across many key regions of the world. Earnings declines were reflected in low quality companies and estimate downgrades broadened to higher return-on-equity stocks as the reporting period progressed.

Significantly, our view of opportunities and risks is driven by and “audited” through our disciplined investment process. The ideal stock from our perspective represents a combination of depressed valuations, expectations and current profits within the context of solid quality and long term growth potential. To the degree that worries about Europe and China were reflected in share prices and produced greater numbers of value opportunities — we sought to take advantage of available opportunities. We also attempted to avoid the greatest risks where investors remain complacent and continue to price in high growth expectations or pay a large premium for perceived safety. Despite rising uncertainty in Europe, consensus profit growth for industrial cyclical companies in the region is estimated to rise 19% in 2013 with 80% of all Eurozone firms expected to expand margins. In the face of already sharply deteriorating profit growth around the world and the highly elevated level of margins at the end of the reporting period — these forecasts seem somewhat optimistic.

Given the likelihood of continued volatility and our longer term expectation of more muted global economic growth, we plan on retaining our quality focus in stock selection. At the same time, we anticipate steadily adding to the more distressed value opportunities among what we believe are the best-positioned global firms in the Industrial, Consumer Cyclical, Technology, Telecom, Media, Utilities and Basic Materials sectors. Notably, positioning in the troubled financial sector is centered on finding those companies with the business and capital structures that are capable of earning attractive, sustainable longer term returns. From our perspective, this includes

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	3

selected banks, insurance companies, brokers, asset managers and exchange operators. The end of the debt fueled super-cycle leads us be especially vigilant in avoiding “value traps” as many overleveraged and poorly positioned firms are unlikely to thrive or survive in a more challenging global growth environment. Ultimately, we believe that not every company can simultaneously raise prices, cut costs, gain market share and expand at three times gross domestic product (“GDP”)ii and additional money for more bailouts is gone. In short, we believe that the best strategy is to patiently wait for great companies to become great values and accordingly, to take action for the benefit of the Fund.

Performance review

For the twelve months ended September 30, 2012, Class A shares of Legg Mason Global Currents International Small Cap Opportunity Fund, excluding sales charges, returned 20.99%. The Fund’s unmanaged benchmark, the MSCI EAFE Small Cap Index, returned 12.56% for the same period. The Lipper International Small/Mid-Cap Growth Funds Category Average1 returned 13.69% over the same time frame.

Performance Snapshot as of September 30, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Global Currents International Small Cap Opportunity Fund:
Class A	4.92%	20.99%
Class C	4.53%	20.00%
Class I	5.00%	21.27%
MSCI EAFE Small Cap Index	-1.45%	12.56%
Lipper International Small/Mid-Cap Growth Funds Category Average[1]	-2.05%	13.69%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 51 funds for the six-month period and among the 50 funds for the twelve-month period ended September 30, 2012 in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 31, 2012, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 5.16%, 5.74% and 4.85%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection in the Financials and Materials sectors significantly enhanced the Fund’s results during the period. An overweight to Consumer Discretionary and an underweight to Financials also contributed positively to performance. On a country basis, performance benefited through stock selection in Japan, Italy and Norway. Over the reporting period, individual stocks that made a significant contribution to performance included Pal Company in the Consumer Discretionary sector, F&C Management in the Financials sector, and Filtrona in the Materials sector.

Q. What were the leading detractors from performance?

A. Stock selection in the Energy, Health Care and Information Technology sectors negatively impacted performance during the reporting period. On a country basis, performance declined through stock selection in Australia, Belgium, Switzerland and Spain. Individual holdings that detracted from performance during the period included Statoil Fuel in the Energy sector, Nordion Inc. in the Health Care sector and Indra Sistemas in the Information Technology sector.

Thank you for your investment in Legg Mason Global Currents International Small Cap Opportunity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul D. Ehrlichman

Head of Global Equities and Portfolio Manager

Global Currents Investment Management, LLC

Sean M. Bogda, CFA

Portfolio Manager

Global Currents Investment Management, LLC

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	5

Elisa Mazen

Portfolio Manager

Global Currents Investment Management, LLC

Safa R. Muhtaseb, CFA

Portfolio Manager

Global Currents Investment Management, LLC

October 16, 2012

RISKS: Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Filtrona PLC (2.0%), Tom Tailor Holding AG (2.0%), easyJet PLC (1.8%), Ingenico SA (1.7%), William Hill PLC (1.7%), Teleperformance (1.6%), Pal Co., Ltd. (1.6%), Banco Latinoamericano de Comercio Exterior SA (1.6%), Loomis AB (1.6%) and Greene King PLC (1.6%). Please refer to pages 10 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2012 were: Consumer Discretionary (27.6%), Industrials (25.4%), Information Technology (12.5%), Financials (11.4%) and Materials (7.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual for future performance.

[i]	The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

6	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2012 and September 30, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2012 and held for the six-months ended September 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.92%	$1,000.00	$1,049.20	1.45%	$7.43	Class A	5.00%	$1,000.00	$1,017.75	1.45%	$7.31
Class C	4.53	1,000.00	1,045.30	2.20	11.25	Class C	5.00	1,000.00	1,014.00	2.20	11.08
Class I	5.00	1,000.00	1,050.00	1.20	6.15	Class I	5.00	1,000.00	1,019.00	1.20	6.06

[1]	For the six months ended September 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

8	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 9/30/12	20.99%	20.00%	21.27%
Inception* through 9/30/12	6.00	5.19	6.25

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 9/30/12	14.08%	19.00%	21.27%
Inception* through 9/30/12	2.92	5.19	6.25

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 10/1/10 through 9/30/12)	12.36%
Class C (Inception date of 10/1/10 through 9/30/12)	10.65
Class I (Inception date of 10/1/10 through 9/30/12)	12.88

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C and I shares is October 1, 2010.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason Global Currents International Small Cap Opportunity Fund vs. MSCI EAFE Small Cap Index† — October 2010 - September 2012

Value of $1,000,000 invested in

Class I Shares of Legg Mason Global Currents International Small Cap Opportunity Fund vs. MSCI EAFE Small Cap Index† — October 2010 - September 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of Legg Mason Global Currents International Small Cap Opportunity Fund on October 1, 2010, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Schedule of investments

September 30, 2012

Legg Mason Global Currents International Small Cap Opportunity Fund

Security	Shares	Value
Common Stocks — 95.9%
Consumer Discretionary — 26.6%
Auto Components — 1.7%
Takata Corp.	1,410	$25,367
Toyo Tire & Rubber Co., Ltd.	17,983	45,165
Total Auto Components		70,532
Distributors — 0.9%
Xinhua Winshare Publishing and Media Co., Ltd., Class H Shares	76,463	37,866
Hotels, Restaurants & Leisure — 5.8%
Greene King PLC	6,715	65,114
Marston’s PLC	27,895	51,441
REXLot Holdings Ltd.	376,255	28,144
Saint Marc Holdings Co., Ltd.	564	21,081
William Hill PLC	13,310	68,090
Total Hotels, Restaurants & Leisure		233,870
Household Durables — 3.7%
Cyrela Brazil Realty SA	2,430	20,857
Duni AB	2,804	23,478
Tact Home Co., Ltd.	42	50,589
Techtronic Industries Co., Ltd.	30,755	55,925
Total Household Durables		150,849
Internet & Catalog Retail — 0.5%
Takkt AG	1,677	20,473
Media — 0.7%
Metropole Television SA	2,067	28,209
Multiline Retail — 3.7%
Debenhams PLC	37,382	61,813
Izumi Co., Ltd.	2,832	61,111
Myer Holdings Ltd.	14,624	26,471
Total Multiline Retail		149,395
Specialty Retail — 7.9%
Folli Follie Group	3,246	37,834	*
Halfords Group PLC	3,427	14,421
Hornbach Baumarkt Aktiengesellschaft	1,286	40,967
JUMBO SA	5,664	31,298	*
Laura Ashley Holdings PLC	67,750	29,812
Nafco Co., Ltd.	1,155	20,720
Pal Co., Ltd.	1,168	66,677
Tom Tailor Holding AG	3,730	79,496
Total Specialty Retail		321,225

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	11

Legg Mason Global Currents International Small Cap Opportunity Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 1.7%
361 Degrees International Ltd.	63,379	$16,756
Anta Sports Products Ltd.	23,534	18,089
Xingquan International Sports Holdings Ltd.	77,030	18,649	*
Xtep International Holdings Ltd.	42,253	15,258
Total Textiles, Apparel & Luxury Goods		68,752
Total Consumer Discretionary		1,081,171
Consumer Staples — 5.4%
Food & Staples Retailing — 0.6%
San-A Co., Ltd.	566	22,628
Food Products — 4.8%
CSM	2,310	41,143
Greencore Group PLC	38,335	49,523
Marine Harvest ASA	68,874	55,663	*
Pacific Andes Resources Development Ltd.	176,233	21,110
Rock Field Co., Ltd.	1,436	27,288
Total Food Products		194,727
Total Consumer Staples		217,355
Energy — 3.2%
Energy Equipment & Services — 2.7%
Aker ASA, Class A Shares	1,671	54,252
Lamprell PLC	10,750	19,095
Shinko Plantech Co., Ltd.	4,361	35,597
Total Energy Equipment & Services		108,944
Oil, Gas & Consumable Fuels — 0.5%
Exmar NV	2,520	19,106
Total Energy		128,050
Financials — 11.4%
Capital Markets — 1.8%
F&C Asset Management PLC	35,986	56,164
Man Group PLC	14,250	18,949
Total Capital Markets		75,113
Commercial Banks — 2.7%
Banco Latinoamericano de Comercio Exterior SA	2,974	65,696
Ringkjoebing Landbobank Aktieselskab	312	42,593
Total Commercial Banks		108,289
Diversified Financial Services — 0.9%
Eurazeo	801	36,695

See Notes to Financial Statements.

12	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason Global Currents International Small Cap Opportunity Fund

Security	Shares	Value
Insurance — 1.3%
Beazley PLC	19,852	$53,856
Real Estate Investment Trusts (REITs) — 2.0%
Top REIT Inc.	8	39,826
United Urban Investment Corp.	34	39,428
Total Real Estate Investment Trusts (REITs)		79,254
Real Estate Management & Development — 2.7%
Deutsche Wohnen AG	2,549	44,777
GAGFAH SA	4,305	43,870	*
Patrizia Immobilien AG	3,420	19,513	*
Total Real Estate Management & Development		108,160
Total Financials		461,367
Health Care — 1.3%
Health Care Providers & Services — 1.3%
Rhoen-Klinikum AG	2,747	54,080
Industrials — 25.4%
Airlines — 1.8%
easyJet PLC	7,734	72,498
Building Products — 1.6%
Maezawa Kasei Industries Co., Ltd.	3,996	45,111
Noritz Corp.	1,133	19,977
Total Building Products		65,088
Commercial Services & Supplies — 7.8%
Aeon Delight Co., Ltd.	1,393	30,720
Loomis AB, Class B Shares	4,616	65,528
Moshi Moshi Hotline Inc.	3,156	46,183
Newalta Corp.	3,965	58,279
Shanks Group PLC	38,402	51,160
Séché Environnement	1,733	63,581
Total Commercial Services & Supplies		315,451
Construction & Engineering — 2.1%
Heijmans N.V.	4,531	37,154
Kyowa Exeo Corp.	1,543	18,230
Morgan Sindall Group PLC	2,984	32,091
Total Construction & Engineering		87,475
Electrical Equipment — 3.0%
Bekaert NV	595	17,131
Prysmian S.p.A.	2,407	42,932
Saft Groupe SA	1,869	43,292

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	13

Legg Mason Global Currents International Small Cap Opportunity Fund

Security	Shares	Value
Electrical Equipment — continued
Zumtobel AG	1,670	$18,027
Total Electrical Equipment		121,382
Industrial Conglomerates — 2.3%
Haw Par Corp., Ltd.	11,328	61,477
Rheinmetall AG	651	30,367
Total Industrial Conglomerates		91,844
Machinery — 0.5%
Deutz AG	4,300	19,335	*
Marine — 1.4%
Baltic Trading Ltd.	5,950	19,218
Diana Shipping Inc.	2,960	19,122	*
Genco Shipping & Trading Ltd.	4,990	18,363	*
Total Marine		56,703
Professional Services — 1.6%
Teleperformance	2,331	66,769
Trading Companies & Distributors — 1.6%
Grafton Group PLC	7,901	34,419
SIG PLC	18,804	30,061
Total Trading Companies & Distributors		64,480
Transportation Infrastructure — 1.7%
BBA Aviation PLC	10,195	32,514
Yuexiu Transport Infrastructure Ltd.	38,033	17,854
Zhejiang Expressway Co., Ltd., Class H Shares	30,076	20,945
Total Transportation Infrastructure		71,313
Total Industrials		1,032,338
Information Technology — 12.5%
Communications Equipment — 0.5%
Mitsui Knowledge Industry Co., Ltd.	127	21,709
Computers & Peripherals — 0.5%
Wincor Nixdorf AG	510	19,943
Electronic Equipment, Instruments & Components — 4.7%
E2v Technologies PLC	20,277	43,303
Ingenico SA	1,382	71,038
Laird PLC	15,349	55,817
Orbotech Ltd.	2,370	20,311	*
Total Electronic Equipment, Instruments & Components		190,469
Internet Software & Services — 0.7%
ZAPPALLAS Inc.	34	30,279

See Notes to Financial Statements.

14	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason Global Currents International Small Cap Opportunity Fund

Security	Shares	Value
IT Services — 4.0%
Indra Sistemas SA	3,483	$33,748
ITOCHU Techno-Solutions Corp.	869	45,209
NS Solutions Corp.	1,059	22,404
Sopra Group	425	20,208
Travelsky Technology Ltd., Class H Shares	75,160	39,935
Total IT Services		161,504
Software — 2.1%
Square Enix Co., Ltd.	1,699	25,929
SRA Holdings Inc.	2,806	32,037
Sword Group	1,671	28,022
Total Software		85,988
Total Information Technology		509,892
Materials — 7.8%
Chemicals — 3.2%
Filtrona PLC	9,770	81,250
Symrise AG	1,430	48,421
Total Chemicals		129,671
Containers & Packaging — 1.9%
AMVIG Holdings Ltd.	40,101	11,946
DS Smith PLC	5,721	17,174
Smurfit Kappa Group PLC	5,069	51,134
Total Containers & Packaging		80,254
Metals & Mining — 2.7%
African Barrick Gold Ltd.	6,060	43,527
Eramet	150	17,579
Pan American Silver Corp.	2,230	47,817
Total Metals & Mining		108,923
Total Materials		318,848
Telecommunication Services — 1.0%
Wireless Telecommunication Services — 1.0%
Freenet AG	2,605	42,514
Utilities — 1.3%
Water Utilities — 1.3%
Sound Global Ltd.	77,794	33,915
Tri-Tech Holding Inc.	4,830	18,257	*
Total Utilities		52,172
Total Common Stocks (Cost — $3,749,629)		3,897,787

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	15

Legg Mason Global Currents International Small Cap Opportunity Fund

Security			Shares	Value
Preferred Stocks — 1.0%
Consumer Discretionary — 1.0%
ProSiebenSat.1 Media AG (Cost — $33,114)			1,529	$38,521
Total Investments before Short-Term Investments (Cost — $3,782,743)				3,936,308

	Rate	Maturity Date	Face Amount
Short-Term Investments — 2.5%
Repurchase Agreements — 2.5%
Interest in $221,963,000 joint tri-party repurchase agreement dated 9/28/12 with Deutsche Bank Securities Inc.; Proceeds at maturity — $103,002; (Fully Collateralized by various U.S. government agency obligations, 0.180% to 3.000% due 12/19/12 to 8/20/27; Market Value — $105,061) (Cost — $103,000)	0.200%	10/1/12	$103,000	103,000
Total Investments — 99.4% (Cost — $3,885,743#)				4,039,308
Other Assets in Excess of Liabilities — 0.6%				24,214
Total Net Assets — 100.0%				$4,063,522

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $3,931,497.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

16	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason Global Currents International Small Cap Opportunity Fund

Summary of Investments by Country** (unaudited)
United Kingdom	20.4%
Japan	19.6
Germany	11.4
France	9.3
Ireland	3.4
China	3.3
Norway	2.7
Canada	2.6
Singapore	2.4
Sweden	2.2
Netherlands	1.9
Greece	1.7
Bermuda	1.7
Panama	1.6
Cayman Islands	1.6
Hong Kong	1.4
Jersey	1.3
Luxembourg	1.1
Italy	1.1
Denmark	1.1
Marshall Islands	0.9
Belgium	0.9
Spain	0.8
Australia	0.7
Brazil	0.5
Israel	0.5
Isle of Man	0.5
United States	0.5
Austria	0.4
Short-Term Investment	2.5
100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of September 30, 2012 and are subject to change.

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	17

Statement of assets and liabilities

September 30, 2012

Assets:
Investments, at value (Cost — $3,885,743)	$4,039,308
Foreign currency, at value (Cost — $29)	29
Cash	281
Dividends and interest receivable	11,587
Receivable from investment manager	10,267
Receivable for Fund shares sold	1,563
Prepaid expenses	62,592
Total Assets	4,125,627

Liabilities:
Payable for securities purchased	1,981
Service and/or distribution fees payable	158
Accrued expenses	59,966
Total Liabilities	62,105
Total Net Assets	$4,063,522

Net Assets:
Par value (Note 7)	$3
Paid-in capital in excess of par value	3,784,378
Undistributed net investment income	63,665
Accumulated net realized gain on investments and foreign currency transactions	61,875
Net unrealized appreciation on investments and foreign currencies	153,601
Total Net Assets	$4,063,522

Shares Outstanding:
Class A	27,644
Class C	8,660
Class I	281,459

Net Asset Value:
Class A (and redemption price)	$12.77
Class C*	$12.69
Class I (and redemption price)	$12.79
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.55

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Statement of operations

For the Year Ended September 30, 2012

Investment Income:
Dividends	$115,194
Interest	426
Less: Foreign taxes withheld	(6,626)
Total Investment Income	108,994

Expenses:
Registration fees	78,507
Audit and tax	32,100
Custody fees	24,916
Investment management fee (Note 2)	24,541
Legal fees	24,154
Shareholder reports	21,813
Transfer agent fees (Note 5)	7,313
Service and/or distribution fees (Notes 2 and 5)	1,348
Insurance	417
Fund accounting fees	269
Trustees’ fees	193
Miscellaneous expenses	2,588
Total Expenses	218,159
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(182,166)
Net Expenses	35,993
Net Investment Income	73,001

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	92,572
Foreign currency transactions	(1,400)
Net Realized Gain	91,172
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	441,286
Foreign currencies	(35)
Change in Net Unrealized Appreciation (Depreciation)	441,251
Net Gain on Investments and Foreign Currency Transactions	532,423
Increase in Net Assets from Operations	$605,424

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	19

Statements of changes in net assets

For the Years Ended September 30,	2012	2011†

Operations:
Net investment income	$73,001	$37,907
Net realized gain	91,172	44,138
Change in net unrealized appreciation (depreciation)	441,251	(287,650)
Increase (Decrease) in Net Assets From Operations	605,424	(205,605)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(64,104)	(24,000)
Net realized gains	(52,732)	—
Decrease in Net Assets From Distributions to Shareholders	(116,836)	(24,000)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,056,162	2,701,372
Reinvestment of distributions	109,544	—
Cost of shares repurchased	(50,743)	(11,796)
Increase in Net Assets From Fund Share Transactions	1,114,963	2,689,576
Increase in Net Assets	1,603,551	2,459,971

Net Assets:
Beginning of year	2,459,971	—
End of year*	$4,063,522	$2,459,971
* Includes undistributed net investment income of:	$63,665	$48,083

†	For the period October 1, 2010 (inception date) through September 30, 2011.

See Notes to Financial Statements.

20	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2012	2011[2]

Net asset value, beginning of year	$11.04	$12.00

Income (loss) from operations:
Net investment income	0.27	0.15
Net realized and unrealized gain (loss)	1.96	(1.00)
Total income (loss) from operations	2.23	(0.85)

Less distributions from:
Net investment income	(0.26)	(0.11)
Net realized gains	(0.24)	—
Total distributions	(0.50)	(0.11)

Net asset value, end of year	$12.77	$11.04
Total return[3]	20.99%	(7.13)%

Net assets, end of year (000s)	$353	$96

Ratios to average net assets:
Gross expenses	7.40%	11.39%[4]
Net expenses[5,6,7]	1.45	1.45 [4]
Net investment income	2.34	1.19 [4]

Portfolio turnover rate	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) through September 30, 2011.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2012	2011[2]

Net asset value, beginning of year	$10.98	$12.00

Income (loss) from operations:
Net investment income	0.18	0.06
Net realized and unrealized gain (loss)	1.95	(0.99)
Total income (loss) from operations	2.13	(0.93)

Less distributions from:
Net investment income	(0.18)	(0.09)
Net realized gains	(0.24)	—
Total distributions	(0.42)	(0.09)

Net asset value, end of year	$12.69	$10.98
Total return[3]	20.00%	(7.80)%

Net assets, end of year (000s)	$110	$92

Ratios to average net assets:
Gross expenses	8.71%	11.98%[4]
Net expenses[5,6,7]	2.20	2.20 [4]
Net investment income	1.58	0.44 [4]

Portfolio turnover rate	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) through September 30, 2011.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2012	2011[2]

Net asset value, beginning of year	$11.06	$12.00

Income (loss) from operations:
Net investment income	0.30	0.18
Net realized and unrealized gain (loss)	1.96	(1.00)
Total income (loss) from operations	2.26	(0.82)

Less distributions from:
Net investment income	(0.29)	(0.12)
Net realized gains	(0.24)	—
Total distributions	(0.53)	(0.12)

Net asset value, end of year	$12.79	$11.06
Total return[3]	21.27%	(6.91)%

Net assets, end of year (000s)	$3,601	$2,272

Ratios to average net assets:
Gross expenses	7.52%	11.07%[4]
Net expenses[5,6,7]	1.20	1.20 [4]
Net investment income	2.57	1.44 [4]

Portfolio turnover rate	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) through September 30, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Global Currents International Small Cap Opportunity Fund (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

24	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Notes to financial statements (cont’d)

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	25

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†
Common stocks	$3,897,787	—	—	$3,897,787
Preferred stocks	38,521	—	—	38,521
Total long-term investments	$3,936,308	—	—	$3,936,308
Short-term investments†	—	$103,000	—	103,000
Total investments	$3,936,308	$103,000	—	$4,039,308

†	See Schedule of Investments for additional detailed categorizations.

For the period ended September 30, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2012, securities valued at $1,108,046 were transferred from Level 2 to Level 1 within the fair value hierarchy because fair value procedures were no longer applied.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

26	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	27

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$6,685	$(6,685)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Global Currents Investment Management, LLC (“GCIM”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, GCIM, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

28	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays GCIM and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.45%, 2.20% and 1.20%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2012, fees waived and/or expenses reimbursed amounted to $182,166.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months of shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2012, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the year ended September 30, 2012.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	29

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,269,859
Sales	1,100,019

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$439,189
Gross unrealized depreciation	(331,378)
Net unrealized appreciation	$107,811

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$354	$260
Class C	994	347
Class I	—	6,706
Total	$1,348	$7,313

For the year ended September 30, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$8,442
Class C	6,470
Class I	167,254
Total	$182,166

30	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended September 30, 2012	Period Ended September 30, 2011
Net Investment Income:
Class A	$2,309	$911	†
Class C	1,529	725	†
Class I	60,266	22,364	†
Total	$64,104	$24,000	†

Net Realized Gains
Class A	$2,064	—
Class C	1,975	—
Class I	48,693	—
Total	$52,732	—

†	For the period October 1, 2010 (inception date) through September 30, 2011.

7. Shares of beneficial interest

At September 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2012		Period Ended September 30, 2011
	Shares	Amount	Shares		Amount
Class A
Shares sold	20,496	$245,653	8,704	†	$104,795	†
Shares issued on reinvestment	409	4,373	—		—
Shares repurchased	(1,965)	(23,487)	—		—
Net increase	18,940	$226,539	8,704	†	$104,795	†

Class C
Shares sold	—	$—	8,333	†	$100,000	†
Shares issued on reinvestment	327	3,504	—		—
Net increase	327	$3,504	8,333	†	$100,000	†

Class I
Shares sold	68,792	$810,509	206,295	†	$2,496,577	†
Shares issued on reinvestment	9,512	101,667	—		—
Shares repurchased	(2,265)	(27,256)	(875)	†	(11,796)	†
Net increase	76,039	$884,920	205,420	†	$2,484,781	†

†	For the period October 1, 2010 (inception date) through September 30, 2011.

Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report	31

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$94,225	$24,000
Net long-term capital gains	22,611	—
Total distributions paid	$116,836	$24,000

As of September 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$111,875
Undistributed long-term capital gains — net	69,128
Total undistributed earnings	$181,003
Other book/tax temporary differences(a)	(9,709)
Unrealized appreciation (depreciation)(b)	107,847
Total accumulated earnings (losses) — net	$279,141

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

32	Legg Mason Global Currents International Small Cap Opportunity Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Global Currents International Small Cap Opportunity Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Global Currents International Small Cap Opportunity Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2012

Legg Mason Global Currents International Small Cap Opportunity Fund	33

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Global Currents International Small Cap Opportunity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

34	Legg Mason Global Currents International Small Cap Opportunity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Global Currents International Small Cap Opportunity Fund	35

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

36	Legg Mason Global Currents International Small Cap Opportunity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	159
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Global Currents International Small Cap Opportunity Fund	37

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

38	Legg Mason Global Currents International Small Cap Opportunity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Global Currents International Small Cap Opportunity Fund	39

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2012:

Record date:	12/8/2011		12/27/2011
Payable date:	12/9/2011		12/28/2011
Ordinary income:
Qualified dividend income for individuals	63.02%		63.02%
Foreign source income	74.34	%*	74.34	%*
Foreign taxes paid per share	$0.018472		$0.009167
*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Global Currents

International Small Cap Opportunity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken
Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Global Currents Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Global Currents International Small Cap Opportunity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Global Currents International Small Cap Opportunity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Global Currents International Small Cap Opportunity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014028 11/12 SR12-1792

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to
Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2011 and September 30, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,300 in 2011 and $133,700 in 2012

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,900 in 2011 and $0 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	November 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	November 23, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	November 23, 2012